Exhibit 99.1

USIS Media Contact: Michael John

Office 703.637.1694; Cell: 730.343.3325

michael.john@usis.com

USIS Investor Contact: Bart Witteveen

Office: 703.637.1670

InvestorRelations@usis.com

HireRight Media Contact: Media Relations Strategies / Lindsay Thompson

Office: 714.957.8880 ext. 128

lindsay@strategiesadpr.com

HireRight Investor Contact: ICR / Garo Toomajanian

Office: 949.428.5855

ir@hireright.com

HireRight to Merge with USIS Commercial Services Business

Combined company will provide comprehensive, innovative range of global employment screening solutions

FALLS CHURCH, Va., and IRVINE, Calif., June 9, 2008 – US Investigations Services, LLC (USIS), a leading provider of pre-employment and drug testing screening solutions and the largest provider of security investigations to the federal government, and HireRight, Inc. (NasdaqGM: HIRE), a leading provider of on-demand employment background and drug screening solutions, today announced that the companies have signed a definitive agreement to merge through a transaction valued at approximately $195 million.

Under terms of the agreement, which was approved by both companies’ boards of directors, USIS will pay HireRight stockholders $15.60 per share in cash, which represents a 54% premium over HireRight’s closing share price of $10.12 on Friday, June 6, and a 65% premium over the weighted average trading price of the company’s shares for the past three months. Upon completion of the merger, HireRight will be combined with the USIS Commercial Services Division.

The strategic combination of the two companies is expected to provide customers with a comprehensive and integrated range of solutions for managing and mitigating employment-related business risk. Together, USIS and HireRight will deliver on-demand screening applications built with state-of-the-art technologies delivering outstanding user experience, quality, turn-around time, and extensive process and workflow automation. The combined company will serve over 27,000 customers, ranging from small businesses to global enterprises.

“The addition of HireRight with its highly respected leadership and team, industry-leading technology, and culture of innovation transforms our strategic efforts to build a preeminent global employment and drug screening business that is uniquely positioned to deliver enhanced products and customer value,” said Randy Dobbs, CEO of USIS. “We anticipate that this customer-focused business will have the required products and services, as well as the size, scope, and skills, to be a leader in innovation and spur additional product enhancements for our customers.”

“Bringing USIS and HireRight together is intended to deliver to customers a winning blend of innovative employment screening solutions and deep subject-matter expertise, providing an outstanding platform to meet the rapidly evolving screening needs of global organizations,” said Eric Boden, CEO of HireRight. “The combined company will have a greater reach than either company would have standing alone, and together we should be able to accelerate efforts to create valuable new products and services for the combined company’s target markets.”

Together, USIS and HireRight will offer deep expertise in helping organizations of all sizes efficiently implement, manage, and control their employment screening programs. It is expected that the combined company will have the technology, services portfolio, financial resources, and subject matter expertise to meet the complex requirements demanded by leading employers around the globe. Customers will have access to a wide range of competitively unique services delivered globally in over 200 countries and territories.

Credit Suisse is acting as financial advisor to HireRight, and Dorsey & Whitney LLP is providing legal advice to HireRight. USIS and its controlling stockholder, Providence Equity Partners, are receiving financial advice from Lehman Brothers Inc. and Portico Capital Securities LLC, and legal advice from Debevoise & Plimpton LLP.

The transaction is subject to several conditions including HireRight stockholder approval, regulatory approval, and certain other customary closing conditions, and is expected to close in the third quarter of this year. The transaction is not subject to any financing conditions. Certain HireRight stockholders have agreed to vote to approve the transaction, subject to certain terms and conditions contained in the voting agreement. Prior to the anticipated closing, the two companies will continue to operate independently.

HireRight will file a Current Report on Form 8-K with the Securities and Exchange Commission (SEC) regarding the proposed merger with USIS. Additional information, including a copy of this press release, the agreement and plan of merger and the voting agreement, will be available in the Current Report.

About USIS

USIS is a leading provider of security screenings, background investigations, employment and drug screening services, automotive insurance underwriting services, and national security solutions to government and corporate clients. Headquartered in Falls Church, Va., the company has more than 7,000 employees that support business operations in all 50 states, U.S. territories, and overseas. USIS was formed in July 1996 following a White House initiative that led to the establishment of US Investigations Services, Inc. (USIS) as the first privatization of a government program into the private sector. Today, the company is owned by Providence Equity Partners, the largest global private equity firm dedicated to investing in the media, information services and communications industries.

USIS’ three businesses include the Investigative Services Division, the largest supplier of background investigations to the federal government and a provider of screening services to law enforcement agencies and first responder organizations; the Commercial Services Division, one of the nation’s largest employment and drug screening companies that serves the needs of approximately 25,000 businesses across the U.S.; and the National Security Division, a global provider of specialized national security solutions that support the mission critical needs of a wide-range of federal programs.

About HireRight

HireRight is a leading provider of on-demand employment background and drug screening solutions that help employers efficiently implement, manage and control screening programs. Many companies, including more than 65 of the Fortune 500, trust HireRight because the company delivers customer-focused solutions that provide greater efficiency and faster results. HireRight also provides pre-integrated employment screening services through enterprise e-recruiting solutions from top providers such as Oracle/PeopleSoft, Taleo, Vurv, ADP/VirtualEdge and PeopleAdmin. HireRight’s worldwide headquarters are located in Irvine, Calif., with offices and affiliates around the globe.

Additional Information about the Merger and Where to Find It

This press release is not a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell shares of HireRight, and it is not a substitute for any proxy statement or other filings that may be made with the SEC should this proposed merger go forward.  In connection with the proposed merger, HireRight plans to file a proxy statement with the SEC. BEFORE MAKING ANY

VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. A definitive proxy statement will be sent to the stockholders of HireRight. Investors and security holders may also obtain a free copy of the proxy statement (when available) and other documents filed by HireRight with the SEC at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by HireRight with the SEC may also be obtained by requesting them in writing from HireRight at 5151 California Avenue, Irvine, CA 92617, or by telephone at 949.428.5855.

Proxy Solicitation

HireRight and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of HireRight’s participants in such solicitation, including their respective security holdings, is set forth in HireRight’s annual proxy statement, which was filed with the Securities and Exchange Commission on April 8, 2008. Investors may obtain additional information regarding this transaction, HireRight and the interests of HireRight’s participants in such solicitation by reading the proxy statement for such merger when it becomes available.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This message may contain forward-looking statements based on current expectations, estimates and projections about our industry, management’s beliefs, and certain assumptions made by the companies. Words such as ‘‘anticipates,’’ ‘‘expects,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘seeks,’’ ‘‘estimates,’’ ‘‘may,’’ ‘‘will’’ and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding the impact of the merger, including but not limited to, the companies’ expectations with respect to the combined companies available solutions, leadership position, competitive strengths and positioning; client base, as well as the anticipated synergies, efficiencies and advantages resulting from the merger; the approval of the merger transaction by stockholders and regulators; the satisfaction of the closing conditions to the merger transaction; the lack of financing conditions; the completion of the merger on stated terms; and the timing of the completion of the merger transaction. Such statements speak only as of the date hereof and are subject to change. The companies undertake no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to, the risk the companies’ businesses and their relationships with customers, employees or suppliers could suffer due to the uncertainty relating to the merger; that the merger may not be consummated, may be consummated on different terms or may be delayed; that anticipated synergies and strategic benefits from the merger may not be fully realized; that a failure to satisfy conditions to close the merger, including obtaining the requisite regulatory and stockholder approvals, may occur; and the various other risks and uncertainties described in the “Risk Factors” section of HireRight’s Annual Report on Form 10-K for the year ended December 31, 2007, and the general economic and political conditions and specific conditions that may impact company operations, including hiring trends. Further information on HireRight, Inc., including additional risk factors that may affect forward looking statements, is contained in its Annual Report on Form 10-K and in its other SEC filings that are available through the SEC’s website (www.sec.gov).